SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: July 23, 2002
                                         -------------
                       (Date of earliest event reported)

                       DAIMLERCHRYSLER AUTO TRUST 2002-B
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            (Exact name of registrant as specified in its charter)

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
       State of Michigan                           333-75942                             38-2997412
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(State or other jurisdiction of             (Commission) File No.)                      (IRS Employer
        incorporation)                                                               Identification No.)
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                27777 Franklin Rd., Southfield, Michigan 48034
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 512-3990

This filing relates to Registration Statement No.:  333-75942.


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Item 5.  Other Events.
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     On July 23, 2002, DaimlerChrysler Auto Trust 2002-B (the "Issuer"), as
issuer, and Bank One, National Association ("Bank One"), as indenture trustee, entered into an indenture dated as of July 1, 2002 (the "Indenture"). On July 1, 2002, DaimlerChrysler Services North America LLC ("DCS"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and The Chase Manhattan Bank USA, National Association ("Chase"), as owner trustee, entered into an amended and restated trust agreement dated as of July 1, 2002 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On July 23, 2002, DCS, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of July 1, 2002 (the "Sale and Servicing Agreement"). On July 23, 2002, the Issuer, DCS, as administrator, and Bank One, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of July 1, 2002. On July 23, 2002, DCS, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of July 23, 2002 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired;

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 4.1     Indenture

          Exhibit 4.2     Trust Agreement

          Exhibit 10      Sale and Servicing Agreement

          Exhibit 99.1    Administration Agreement


                                      2


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          Exhibit 99.2     Purchase Agreement


                                      3


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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             By:   DaimlerChrysler Services North America LLC


Date: July 23, 2002          By:      /s/ Byron C. Babbish
                                   ------------------------------------------
                                   Byron C. Babbish
                                   Assistant Secretary


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                                 EXHIBIT INDEX
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    Exhibit No.     Description of Exhibit
    -----------     ----------------------

Exhibit 4.1         Indenture
Exhibit 4.2         Trust Agreement
Exhibit 10          Sale and Servicing Agreement
Exhibit 99.1        Administration Agreement
Exhibit 99.2        Purchase Agreement